UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1937

Date of report (Date of earliest event reported):
August 18, 2004

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED (Exact Name of Registrant as specified in Charter)

Delaware	1-9764	11-2534306

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Pennsylvania Avenue, N.W., Washington, DC		20004

(Address of principal executive offices)		(Zip Code)

(202) 393-1101

(Registrant’s telephone number, including area code)

Item 7.

Financial Statements, Pro forma Financial Information and Exhibits

	(c)	Exhibits
Exhibit No.

Description

		99.1	Harman International press release, dated August 18, 2004
Item 9.

Regulation FD Disclosure

On August 18, 2004, Harman International issued its fourth quarter and full year press release which included the information that Gregg Stapleton, Chief Operating Officer, will retire on December 31, 2004.  Frank Meredith, the Chief Financial Officer, will succeed him and will become Executive Vice President and Chief Operating Officer.  At the same time, Dr. Erich Geiger will become Executive Vice President and Chief Technology Officer.  A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 12.

Results of Operations and Financial Condition

On August 18, 2004, Harman International issued a press release announcing its financial results for the fourth quarter and full fiscal year ended June 30, 2004.  A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

                                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harman International Industries, Incorporated
(Registrant)

Date:	August 18, 2004	By:	/s/ Frank Meredith

		Name:	Frank Meredith
		Title:	Executive Vice-President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

    Description

99.1	Harman International Industries, Inc., press release, dated August 18, 2004